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                                                                   April 1, 2001
 FUND PROFILE
T. ROWE PRICE
U.S. Bond Index Fund

 A bond fund that seeks to match the performance of a broad U.S. investment-grade bond index.
TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks to match the total return performance of the U.S. investment-grade bond market.


 What is the fund's principal investment strategy?

   The fund's managers will use passive investment management techniques in an effort to match the total return performance of the U.S. investment-grade bond market, as represented by the Lehman Brothers Aggregate Bond Index. The Lehman index typically includes more than 5,000 fixed-income securities with an overall intermediate to long-range dollar-weighted average maturity. The range was 8.4 to 9.0 years for the last five years ending December 31, 1999, although it will vary with market conditions. The cost of owning and trading such a large number of securities would be prohibitive; therefore, the fund intends to use a sampling strategy. Under this approach, we will consider each broad segment of the benchmark - government bonds, mortgages, and corporate issues - and within each segment select a set of U.S. dollar-denominated bonds that is representative of key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics will be reflected.

   The fund's manager will invest substantially all fund assets in bonds specifically represented in the index. As a result, we expect to own U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds and U.S. dollar-denominated securities of foreign issuers. Other securities may also be purchased, such as collateralized mortgage obligations (CMOs) and certain types of derivatives, provided they have similar characteristics to index securities but potentially offer more attractive prices, yields, or liquidity. Derivatives, such as futures and options, will not exceed 10% of the fund's total assets. This flexibility in investing is intended to help the manager keep the fund's composition in line with the index and minimize deviations in performance between the fund and the index.While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.

   The fund may sell securities to better align the portfolio with the characteristics of its benchmark or to satisfy redemption requests. However, the fund is not required to sell specific bond issues that have been removed from the index.
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FUND PROFILE
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   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   This fund is designed to track the performance of investment-grade bonds, regardless of whether they are rising or falling. Because index funds are passively managed and fully invested at all times, assets can not be shifted from one bond or group of bonds to another based on their prospects in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform index funds. In addition, index funds carry the same overall risks as the indexes they are designed to track. The following are the principal risks the fund may face:

  .Interest rate risk Investors should be concerned primarily with this risk because the Lehman Brothers Aggregate Bond Index has typically had an intermediate to long weighted average maturity. An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal. That's because the bonds and fixed income securities in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed by the U.S. government can decline in price if rates rise. The longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Therefore, this fund carries more interest rate risk than short-term bond funds.

  .Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the fund's overall credit quality is investment grade (AAA to BBB), BBB securities are more susceptible to adverse economic conditions and some may have speculative characteristics.

  .The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  .Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.
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FUND PROFILE
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   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  .Derivatives risk This is the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

   Tracking error Differences between the composition of the fund and its index, as well as differences in pricing sources, will likely result in tracking error, or the risk that fund performance will not match that of the index. Tracking error will also result because the fund incurs fees and transaction expenses while indices have none. The timing of cash flows and the fund's size can also influence returns.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  .The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a low-cost way to participate in the U.S. investment-grade bond market through a fund that tracks a well-known benchmark, the fund may be an appropriate investment.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  .The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   Because the fund commenced operations in 2000, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one calendar year.
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FUND PROFILE
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 What fees or expenses will I pay?

   The fund is 100% no load. However, the fund charges a redemption fee of 0.50%, payable to the fund, on shares held less than six months. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

   The fund has a single, all-inclusive fee covering investment management and ordinary recurring operating expenses (other than fees and expenses for the fund's independent directors). This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.


Table 1 Fees and Expenses of the Fund
        Shareholder fees (fees
      paid directly from your                Annual fund operating expenses
            investment)              (expenses that are deducted from fund assets)
                                                                      Total annual
                      Account                                        fund operating
 Redemption fee  maintenance fee/a/  Management fee  Other expenses     expenses





     0.50%              $10              0.30%           0.00%           0.30%
 -----------------------------------------------------------------------------------------


 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

          1 year                    3 years
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
           $31                        $97
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



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Edmund M. Notzon manages the fund day-to-day and has been chairman of its Investment Advisory Committee since its inception. He has been managing investments since joining T. Rowe Price in 1989.
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FUND PROFILE
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 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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FUND PROFILE
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
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 T. Rowe Price Investment Services, Inc., Distributor